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                    [PETERSON SULLIVAN P.L.L.C. LETTERHEAD]


                        INDEPENDENT AUDITOR'S CONSENT

We consent to use in this Registration Statement of SFG Mortgage and Investment Company, Inc. on Amendment 1 to Form SB-2 of our report dated March 15, 1999, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Schedule of Managed Funds" and "Experts" in such Prospectus.


/s/ Peterson Sullivan PLLC

April 14, 1999
Seattle, Washington